UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2007

CMGI, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-23262	04-2921333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Winter Street

Waltham, Massachusetts 02451

(Address of Principal Executive Offices) (Zip Code)

(781) 663-5001

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Base Salaries and Bonus Targets.

On September 18, 2007 (with respect to all individuals other than Joseph C. Lawler) and on September 21, 2007 (with respect to Mr. Lawler), the Human Resources and Compensation Committee (the “Committee”) of the Board of Directors of CMGI, Inc. (the “Corporation”) approved the base salaries and bonus targets, as a percentage of base salary, for fiscal year 2008 for the executive officers named in the table below, with an effective date of November 1, 2007:

Name	Base Salary	Bonus Target %
Joseph C. Lawler	$645,000	125%
Steven G. Crane	$400,000	60%
Peter L. Gray	$300,000	50%
Mark J. Kelly	$315,000	60%
William R. McLennan	$400,000	60%
David J. Riley	$238,000	50%
Scott D. Smith	$400,000	60%

Performance-Based Restricted Stock Bonus Plan.

The Committee also established the CMGI FY2008 Performance-Based Restricted Stock Bonus Plan, a bonus plan for the issuance of performance-based restricted shares of the Corporation’s common stock to each of the Corporation’s executive officers (other than Mr. Lawler, who is not a participant in the performance-based restricted stock bonus plan) and other senior executives. The award of restricted shares of common stock under this plan is contingent upon the Corporation’s achievement of a certain level of Non-GAAP Operating Income in fiscal 2008 and would be made, if at all, on the third business day following the day the Corporation publicly releases its financial results for the fiscal year ending July 31, 2008. Any awards of restricted shares under this bonus plan would vest in three equal installments, on the first, second and third anniversaries of the grant date. The award which would be made if the performance criteria are met, for each executive officer, is set forth below:

Name	Shares
Steven G. Crane	90,000
Peter L. Gray	90,000
Mark J. Kelly	90,000

William R. McLennan	150,000
David J. Riley	90,000
Scott D. Smith	90,000

The foregoing description is subject to, and qualified in its entirety by, the Summary of CMGI FY2008 Performance-Based Restricted Stock Bonus Plan filed as an exhibit hereto, which exhibit is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The exhibit listed in the Exhibit Index immediately preceding such exhibit is filed with this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMGI, Inc.

Date: September 24, 2007	By:	/s/ Peter L. Gray
Peter L. Gray Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Summary of CMGI FY2008 Performance-Based Restricted Stock Bonus Plan